Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED JULY 6, 2020

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2020, AS SUPPLEMENTED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information (the “SAI”) dated February 1, 2020, as supplemented, with respect to Sterling Capital Mid Value Fund (the “Fund”):

Effective immediately, Timothy P. Beyer is retiring from serving as a portfolio manager of the Fund. Accordingly, all references in the SAI to Timothy P. Beyer are hereby removed.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.

SAISUP-720-1